ISI STRATEGY FUND, INC.

SUPPLEMENT DATED DECEMBER 16, 2014 TO THE

PROSPECTUS DATED MARCH 1, 2014, AS SUPPLEMENTED SEPTEMBER 5, 2014

*** Important Notice Regarding Fund Reorganization ***

On December 10, 2014, the Board of Directors of the ISI Strategy Fund, Inc. (Strategy Fund) approved, subject to shareholder approval, a proposed reorganization of the Strategy Fund into the Centre American Select Equity Fund (Centre Select Equity Fund).  Centre manages the Centre Select Equity Fund’s portfolio using a similar investment objective and strategies as the Strategy Fund.

In order to accomplish the Reorganization, the Board approved an Agreement and Plan of Reorganization which provides that (1) the Strategy Fund will transfer its assets and stated liabilities to the Centre Select Equity Fund in exchange for shares of Centre Select Equity Fund; and (2) the Strategy Fund will distribute the shares of the Centre Select Equity Fund to its shareholders. Shareholders of the Strategy Fund will receive the same number of full and fractional shares in the equivalent class of shares of the Centre Select Equity Fund as they held before the Reorganization.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting where shareholders will consider and vote on the reorganization.  This meeting is expected to occur at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 on or about March 16, 2015.  If approved by shareholders, the reorganization is scheduled to occur on or about March 17, 2015.

For shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your Securities Dealer or Fund Servicing Agent.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE